Exhibit 10.5
FIRST AMENDMENT TO
HIGHLANDS REIT, INC.
2016 INCENTIVE AWARD PLAN

THIS FIRST AMENDMENT TO HIGHLANDS REIT, INC. 2016 INCENTIVE AWARD PLAN (this “First Amendment”), dated as of May 9, 2016, is made and adopted by the Board of Directors (the “Board”) of Highlands REIT, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Highlands REIT, Inc. 2016 Incentive Award Plan (the “Plan”);

WHEREAS, pursuant to Section 11.1(a) of the Plan, the Plan may be wholly or partially amended at any time or from time to time by the Board; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein.

AMENDMENT

1.	The second and third sentences of Section 9.2 of the Plan are hereby amended and restated in their entirety as follows:

“The Administrator may in its sole discretion and in satisfaction of the foregoing requirement or in satisfaction of such additional withholding obligations as a Participant may have elected allow a Participant to satisfy such obligations by any payment means described in Section 9.1 hereof, including without limitation, by allowing such Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.”

2.	This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.
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I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of Highlands REIT, Inc. on May 9, 2016.

Executed on this 9th day of May, 2016.

/s/ Richard Vance
Richard Vance
President and Chief Executive Officer

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